Exhibit 99.2

July 31, 2025 Great Elm Real Estate Ventures

• On July 31, 2025, Great Elm Group, Inc. (NASDAQ: GEG, “Great Elm”) and Kennedy Lewis Investment Management (“KLIM”) closed a strategic transaction catalyzing growth across the Monomoy platform. • 4.9% investment in GEG, up to $150 million in capital for real estate, and Board roles: o 4.9% purchase of GEG’s outstanding common stock at market price, approximately $2.11 per share, with capital earmarked to support future growth o $100 million term loan to Monomoy Properties REIT, LLC (“Monomoy REIT”), plus the option for an additional $50 million in future capital o KLIM receives 15% profits interest in the newly formed Great Elm Real Estate Ventures, LLC (“Real Estate Ventures”) o KLIM appoints a Board representative at both GEG and Monomoy REIT, underscoring its commitment to a long - term partnership ▪ Investment marks a transformative leap in the evolution of Great Elm’s real estate platform, positioning us to further propel growth and capitalize on momentum from the launch of Monomoy Construction Services (“MCS”) to complete our full - service platform in February this year Great Elm Group Announces Strategic Partnership Accelerating Real Estate Platform Expansion March 2023 ©2023 Great Elm Capital Corp. 2 July 31 , 2025 2

Great Elm Real Estate Organizational Structure Great Elm Real Estate Ventures unifies GEG’s vertically - integrated streamlined Real Estate platform Great Elm Real Estate Ventures (GEREV) Monomoy CRE (MCRE) Monomoy Construction Services (MCS) Monomoy BTS Corp (MBTS) 3 Great Elm Group, Inc. (GEG) Monomoy REIT July 31 , 2025 Denotes asset management / property management relationship

Monomoy REIT 4 Private real estate investment trust (“REIT”) focused on IOS assets. With an established track record of over ten years, Monomoy REIT offers exposure to mission critical properties with high - quality tenants. July 31 , 2025 $400 MILLION AUM 150 PROPERTIES 29 STATES 49 UNIQUE TENANTS Equipment Rental 58% Oil Field & Energy Services 28% Construction Supply 10% Industrial & Manufacturing, Specialized Services, Distribution & Logistics ~5% PORTFOLIO COMPOSITION INDUSTRY AND GEOGRAPHY Amounts approximate as of June 30, 2025

Great Elm Real Estate Ventures 5 Full - service, end - to - end real estate platform combining deep market insight, investment expertise, and turnkey execution capabilities for industrial outdoor storage (“IOS”) real estate clients Real Estate Asset Manager Manages Monomoy REIT, sources and diligences prime IOS development opportunities for Monomoy BTS, and ensures seamless coordination across the acquisition, development and asset management continuum Build - to - Suit Developer Develops properties from “ground up” to meet specific needs of existing Monomoy tenant base, partnering with them to deliver custom solutions and utilizing services of in - house design and construction teams Construction Manager Builds and improves real estate for Monomoy REIT, Monomoy BTS and select third - party clients, ensuring consistent delivery, quality, and cost control – known for its best - in - class preconstruction expertise and project execution July 31 , 2025 www.monomoycre.com

Our Real Estate Platform Evolution

Great Elm GROUP

Apr 2014
Founders form Monomoy REIT to invest in IOS equipment rental locations

Dec 2014
Monomoy buys first United Rentals property in Minot, ND, followed by Mankato, MN and Simpsonville, SC in Dec 2014

June 2017
Monomoy focuses strategy on construction, specialty rental, and energy service tenants

Dec 2018
Monomoy REIT completes its first design-build project in Midland, TX

Nov 2021
Monomoy REIT closes on its 100th property

May 2022
GEG acquires Monomoy REIT Investment Management Agreement

Apr 2024
Monomoy celebrates 10th anniversary

Jun 2024
Monomoy BTS sells first design build project

Feb 2025
GEG launches Monomoy Construction Services (MCS) upon acquisition of Greenfield CRE, completing full service, end-to-end real estate platform

July 2025
GEG and KLIM partner to form Great Elm Real Estate Ventures, anchored by $150 million investment in Monomoy REIT

July 31, 2025 6

Strategic Readiness Meets Unique Market Opportunity

Great Elm GROUP

Team in Place, Timing is Now

➡ Supercharging Scale and Reach with KLIM

Our collaboration with KLIM accelerates progress toward our long-term goal—unlocking resources, expertise, and market reach

➡ Execution-Ready Team Positioned to Support Immediate Growth

We believe the infrastructure and team is already in place to capitalize on these forces—ready to scale without delay.

Well Positioned for Success with Favorable Economic Tailwinds Driving Growth

Reshoring of Industry	Demand is accelerating for domestic manufacturing and logistics space as global supply chains localize, boosting our core tenants' growth planning
Tariffs	Increase in tariffs is driving a shift toward domestic production, positioning our tenants to grow alongside the rapid expansion of logistics, manufacturing, and infrastructure assets.
AI-Driven Capex	Data center demand and AI infrastructure spending are creating new real estate opportunities and tenant bases
Energy Infrastructure Boom	Massive public and private investments in transmission, storage, and renewable infrastructure are spurring adjacent development
Public Policy	Government-backed stimulus and infrastructure legislation are catalyzing long-term, high-impact projects
Construction Bonanza	Surge in construction projects – industrial, commercial, mixed-use – is increasing demand for our tenants and drives expansion plans and demand for our value-add services
Favorable Interest Rates Move	Decline in interest rates would further boost affordability, capital access, and deal flow across asset class

July 31, 2025 7

Looking to the Future 8 KLIM transaction marks a multi - year evolution of the Monomoy platform, unlocking powerful value creation across Great Elm and Real Estate Ventures Our Goal Grow assets to $1+ billion and revenue to $100+ million by 2030, targeting Monomoy REIT IPO July 31 , 2025 ▪ Continues momentum of realized strategic vision Achieving our vision to become more than just an investment manager — GEG created a fully integrated, end - to - end real estate enterprise, culminating with the launch of MCS in Feb 2025 ▪ Expect KLIM partnership to further enhance GEG’s long - term value creation Targeting real estate platform growth in revenue from approximately $5 million 1 in fiscal 2025, to $20 million in fiscal 2026, and to $100+ million in fiscal 2030 ▪ Additional scale opens door to public markets Fast - tracking the growth of Monomoy REIT toward a targeted $1+ billion in assets provides a potential path to a public market debut 1 Fiscal 2025 amounts preliminary and unaudited 2025 2026 2030 TARGET GROWTH

9 About GEG Great Elm Group, Inc. (GEG) is a publicly - traded, alternative asset manager focused on: • Growing a scalable and diversified portfolio of long - duration and permanent capital vehicles • Investing in credit, real estate, specialty finance and other alternative strategies Alternative Credit • Focus on income generation and capital preservation • Investment in debt and income - generating securities, direct lending, CLOs, and special situations • Active investment in specialty finance businesses including Factoring, Asset Based Lending and Healthcare Real Estate • Full service, tenant - focused holder of industrial real estate across the United States • Focus on single - tenant light industrial properties with building footprints on significant acreage • Build - to - Suit “BTS” entity provides differentiated design - build solutions • Integrated Construction entity serves needs across business verticals and third - party consulting services • Actively seeking growth via other products Other Alternative Strategies • Active pursuit of new strategic businesses • Focus on long duration “sticky” capital • Alignment through GEG investment in funds • Durable fee structure • Operational leverage supported by existing GEG infrastructure ALTERNATIVE CREDIT REAL ESTATE OTHER ALTERNATIVE STRATEGIES July 31 , 2025

GEG Managed Vehicles

Great Elm GROUP

ALTERNATIVE CREDIT

GECC

- Public BDC with ~$350 million AUM
- ~12% of common stock held by GEG
- Base management fee of 1.5% on gross assets
- Income incentive fee of 20% after 7% hurdle on net assets

Private Funds

- Great Elm Credit Income Fund focuses on direct lending, syndicated credit and special situations
- Great Elm participates in unique investment opportunities presented to the Great Elm investment team

REAL ESTATE

Monomoy REIT

- Private Industrial REIT with ~$400 million AUM
- ~7% direct investment held by GEG
- Base management fee of 1% on net assets
- Property management fee of 4% on rents
- 20% performance fee charged upon liquidity event after 8% hurdle

Monomoy BTS

- Build-to-Suit entity develops properties to from "ground up" to meet specific needs of existing Monomoy tenant base
- Partners with tenants to deliver custom solutions utilizing services of in-house design and construction team

Amounts approximate as of June 30, 2025

July 31, 2025

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About Kennedy Lewis Investment Management, LLC Kennedy Lewis is a credit focused alternative investment manager founded in 2017 by David K. Chene and Darren L. Richman with over $30 billion under management. The firm and its affiliates manage private funds, a publicly traded REIT focused on land banking (Millrose Properties, Inc.), a non - exchange traded business development company (Kennedy Lewis Capital Company), and collateralized loan obligations (Generate Advisors, LLC). 11 July 31 , 2025

Disclaimer 12 Statements in this presentation that are “forward - looking” statements, including statements regarding expected benefits from the transaction, growth, including of the real estate business, profitability, acquisition opportunities, involve risks and uncertainties that may individually or collectively impact the matters described herein . Investors are cautioned not to place undue reliance on any such forward - looking statements, which speak only as of the date they are made and represent Great Elm’s assumptions and expectations in light of currently available information . These statements involve risks, variables and uncertainties, and Great Elm’s actual performance results may differ from those projected, and any such differences may be material . For information on certain factors that could cause actual events or results to differ materially from Great Elm’s expectations, please see Great Elm’s filings with the Securities and Exchange Commission (“SEC”), including its most recent annual report on Form 10 - K and subsequent reports on Forms 10 - Q and 8 - K . Additional information relating to Great Elm’s financial position and results of operations is also contained in Great Elm’s annual and quarterly reports filed with the SEC and available for download at its website www . greatelmgroup . com or at the SEC website www . sec . gov . This presentation also includes financial information of Great Elm that is preliminary, has not been audited or reviewed by an independent registered public accounting firm and is subject to change . The actual results remain subject to the completion of management's final review and other closing procedures and may differ materially from such financial information included in this presentation due to the completion of its financial closing procedures, audit procedures and final adjustments . These preliminary estimates are not a comprehensive statement of Great Elm's financial results for fiscal 2025 and should not be viewed as a substitute for full financial statements prepared in accordance with US GAAP . In addition, these preliminary estimates are not necessarily indicative of the results to be achieved in any future period . Accordingly, you should not place undue reliance on these preliminary financial results . This presentation does not constitute an offer of any securities for sale by Great Elm or an offer to sell or a solicitation of an offer to buy interests in any investment vehicle managed by Great Elm or its subsidiaries . July 31 , 2025